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                                    MORTGAGE


                                       by

                            SUPREMA SPECIALTIES, INC.

                                  as Mortgagor

                                       to

                                NATWEST BANK N.A.

                                  as Mortgagee


                              Dated: March 29, 1996

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Mortgaged Premises:               508-522 East 35th Street
                                  Block L1516, Lot 5
                                  Paterson, New Jersey

Record and Return to:             Windels, Marx, Davies & Ives
                                  120 Albany Street Plaza
                                  New Brunswick, NJ  08901
                                  Attn:  Howard P. Lakind, Esq.

Prepared by:
                                  ------------------------------
                                  Howard P. Lakind, Esq.

                                    MORTGAGE

     THIS MORTGAGE (hereinafter referred to as the "Mortgage"), is made this 29th day of March, 1996,

                                       BY

Suprema Specialties, Inc. a corporation duly organized, validly existing and in good standing under the laws of the State of New York, having its principal office at 510 East 35th Street, Paterson, New Jersey 07543-0280 (hereinafter referred to as the "Mortgagor"),

                                       TO

NatWest Bank N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having its principal office located at 10 Exchange Place, Jersey City, New Jersey 07302 (hereinafter referred to as the "Mortgagee").

                              W I T N E S S E T H:

     WHEREAS, pursuant to a certain Mortgage Note dated the date hereof, in the original principal amount of ONE MILLION FIFTY THOUSAND AND 00/100 DOLLARS ($1,050,000.00) lawful money of the United States of America, executed by the Mortgagor, as maker, and delivered to the Mortgagee, as payee (hereinafter referred to as the "Note"), the Mortgagee has agreed to make a loan to the Mortgagor (hereinafter referred to as the "Loan");

     WHEREAS, this Mortgage is given and made by the Mortgagor to the Mortgagee as security for (i) the repayment of the indebtedness of the Mortgagor to the Mortgagee evidenced by the Note, and (ii) the performance of the terms, conditions and covenants of the Mortgagor set forth in the Note, this Mortgage and the other loan documents executed in connection therewith (hereinafter collectively referred to as the "Loan Documents");

     NOW, THEREFORE, in order to induce the Mortgagee to make the Loan to the Mortgagor and to secure the payment of the indebtedness of the Mortgagor to the Mortgagee evidenced by the Note made by the Mortgagor to the order of the Mortgagee and to secure the performance by the Mortgagor of all of its other obligations and covenants pursuant to the Note and the other Loan Documents, and to assure payment of all other indebtedness, monetary obligations, liabilities and duties of any kind of the Mortgagor, direct or indirect, absolute or contingent, joint or several, due or not due, liquidated or not liquidated, arising under the Note, this Mortgage, and the other Loan Documents, the Mortgagor has mortgaged, given, granted, released, assigned, transferred and set over unto the Mortgagee, and by these presents does hereby mortgage, give, grant, release, assign, transfer and set over unto the Mortgagee, its successors and assigns forever, the following described property and rights:

     ALL those certain lots, pieces or parcels of land and premises situate, lying and being in the City of Paterson, County of Passaic, and State of New Jersey, as more particularly described on SCHEDULE "A" attached hereto and made a part hereof (hereinafter referred to as the "Premises"); and

     TOGETHER with all buildings, structures, and improvements of every nature whatsoever now or hereafter situated on the Premises (hereinafter referred to as the "Improvements"); and

     TOGETHER with all and singular the tenements, hereditaments, rights-of-way, privileges, liberties, easements, riparian rights, woods, waters, watercourses, mineral, oil and lights and appurtenances thereunto belonging, or in any wise appertaining, and the reversion and reversions and remainders, rents, income, issues and profits thereof; and

     TOGETHER with all right, title and interest of the Mortgagor, now owned or hereafter acquired, in and to any streets, the land lying in the bed of any streets, roads or avenues, opened or proposed, in front of, adjoining or abutting the Premises to the center line thereof, and all strips and gores within or adjoining the Premises, easements and rights-of-way, public or private, all sidewalks and alleys, now or hereafter used in connection with the Premises or abutting the Premises; and

     TOGETHER with all furniture, fixtures, equipment and other articles of personal property owned by the Mortgagor and now or hereafter attached to or used in connection with, or with the operation of, any improvements located on the Premises, as to which this Mortgage constitutes a security agreement under the New Jersey Uniform Commercial Code (in addition to and not in lieu of any other security agreement between the parties), including, without limitation, all building supplies and materials, furniture, fixtures and equipment; all furnaces, motors, dynamos, incinerators, machinery, generators, partitions, elevators, steam and hot water boilers, heating, air conditioning equipment, wall cabinets, lighting and power plants, coal and oil burning apparatus, pipes, plumbing, radiators, sinks, bath tubs, water closets, refrigerators, gas and electrical fixtures, stoves, ranges, shades, screens, blinds, washing machines, clothes dryers, dishwashers, freezers, awnings, vacuum cleaning systems, sprinkler systems or other fire prevention or extinguishing apparatus and materials, including all accessories, additions, substitutions and replacements thereof, and all cash and non-cash proceeds thereof, all of which shall be deemed to be and remain and form a part of the Premises and are covered by the lien of this Mortgage. If the lien of this Mortgage shall be subject to a conditional bill of sale, chattel mortgage, or other security interest covering any such property, then all the right, title and interest of the Mortgagor in and to such property, together with the benefits of any deposits or payments now or hereafter made thereon, are and shall be covered by the lien of this Mortgage; and

     TOGETHER with any and all awards, damages, payments and other compensation, and any and all claims therefor and rights thereto, which may result from taking or injury by virtue of the exercise of the power of eminent domain, or any damage, improvements, injury or destruction in any manner caused to the Premises or thereon, or any part thereof; and

     TOGETHER with all the estate, right, title, interest, property, possession, claim and demand whatsoever of the Mortgagor, as well in law as in equity, of, in and to the same and every part and parcel thereof with the appurtenances (hereinafter the Premises and all the Improvements, rights, interests and benefits that go with it as described above shall be collectively referred to as the "Mortgaged Premises").

     TO HAVE AND TO HOLD the above-granted Mortgaged Premises unto the Mortgagee, its successors and assigns, to its and their own proper use, benefit and behoof forever.

     PROVIDED THAT if the Mortgagor shall well and truly pay, or there shall otherwise be paid to the Mortgagee, the indebtedness evidenced by the Note secured hereby at the time and in the manner provided in the Note and/or this Mortgage, and the Mortgagor shall well and truly abide by and comply with each and every covenant and condition set forth in this Mortgage, the Note and the other Loan Documents, then these presents and the lien and interest hereby transferred and assigned shall cease, terminate and be void. The Mortgagee shall release the Mortgaged Premises and renounce any other rights granted to it herein, and shall execute at the request of the Mortgagor a release of this Mortgage and any other instrument to that effect deemed necessary or desirable, upon payment and performance being made on the indebtedness and covenants secured hereby.

     ARTICLE I. THE MORTGAGOR REPRESENTS, WARRANTS, COVENANTS AND AGREES WITH THE MORTGAGEE AS FOLLOWS:

     Section 1. Definitions. In this Mortgage, all words and terms not defined herein shall have the respective meanings and be construed herein as provided in the Note. Any reference to a provision of the Note shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.

     Section 2. Interpretation and Construction. The provisions of the Note shall be applied to this Mortgage in the same manner as applied therein.

     Section 3. Beneficiaries. Nothing herein expressed or implied is intended or shall be construed to confer upon, or to give to, any person other than the Mortgagor and the Mortgagee any right, remedy or claim under or by reason hereof. All covenants, stipulations and agreements herein contained by and on behalf of the Mortgagor shall be for the sole and exclusive benefit of the Mortgagee.

     Section 4. Indebtedness. The Mortgagor shall pay the indebtedness evidenced by the Note and secured by this Mortgage at the time and in the manner provided for the payment of the same in the Note.

     Section 5. No Credit for Taxes Paid. The Mortgagor shall not be entitled to any credit against payments due hereunder by reason of the payment of any taxes, assessments, water or sewer rent or other governmental charges levied inst the Mortgaged Premises.

     Section 6. Seisin and Warranty. The Mortgagor is seized of an indefeasible estate in fee simple in the Mortgaged Premises, and Mortgagor warrants the title to the Mortgaged Premises, subject to those title exceptions set forth in title commitment no. 96-LT-0016 issued by Stewart Title Guaranty Company, as continued through the date hereof. The Mortgagor hereby covenants that the Mortgagor shall
(i) preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to the Mortgagee against all lawful claims whatsoever and the claims of all persons or entities (hereinafter collectively referred to as "Persons") whomsoever claiming or threatening to claim the same or any part thereof, and (ii) make, execute, acknowledge and deliver all such further or other deeds, documents, instruments or assurances, and cause to be done all such further acts and things as may at any time hereafter be reasonably required by the Mortgagee to fully protect the lien of this Mortgage.

     Section 7. Insurance. (i) The Mortgagor shall obtain, or cause to be obtained, and shall maintain or cause to be maintained, at all times throughout the term of this Mortgage, insurance on the Mortgaged Premises in such manner and against such loss, damage and liability, including liability to third parties, as is customary with Persons operating properties similar to the Mortgaged Premises and in the same or similar business and located in the same or similar areas. Such insurance shall include, without limitation, the following:

     (a) Commercial general liability insurance (including garage liability, innkeeper's liability, products liability and elevator liability, if applicable) insuring against any and all liability of the Mortgagor or claims of liability of Mortgagor arising out of, occasioned by or resulting from any accident or otherwise resulting in or about the Mortgaged Premises and the adjoining streets, sidewalks and passageways, including XCU, blanket contractual liability and completed operations coverage, in such amounts as are usually carried by Persons operating properties similar to the Mortgaged Premises, but in any event with a combined single limit of not less than $1,000,000.00 for personal injury and property damage with respect to any one occurrence, which amount shall be increased from time to time to reflect what a reasonably prudent Person operating property similar to the Mortgaged Premises would carry, together with excess/umbrella liability insurance on a "follow form" basis with minimum limits of $10,000,000.00;

     (b) Loss or damage by perils customarily included under standard "all risk" policies, including business interruption and rental insurance if applicable, covering all perils and contingencies as may be required by the Mortgagee, including a so-called "agreed amount" replacement cost endorsement insuring one hundred percent (100%) of the replacement cost of the Improvements;

     (c) For any period during which construction is being performed on the Mortgaged Premises, "Builder's All-Risk" coverage policy of fire and hazard insurance (completed value form) with respect to the Mortgaged Premises, including vandalism and malicious mischief, which insurance policy shall contain a replacement cost endorsement;

     (d) If the Mortgaged Premises are required to be insured pursuant to the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, and the regulations promulgated thereunder, because it is located in an area which has been identified by the Secretary of Housing and Urban Development as a Flood Hazard Area, then a flood insurance policy covering the Mortgaged Premises in an amount not less than the outstanding principal balance of the Note, or the maximum limit of coverage available, whichever amount is less;

     (e) Title insurance coverage in the form of an ALTA standard mortgagee title insurance policy insuring this Mortgage as a valid first lien on the Mortgaged Premises in the principal amount of the Note; subject only to those matters approved by Mortgagee and set forth on the Commitment for Title Insurance issued to the Mortgagee by a title insurer (hereinafter referred to as the "Title Company") in connection with this Mortgage; and

     (f) Boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment, provided that the Mortgaged Premises contains equipment of such nature.

     (ii) Each insurance policy required under this Section 7 shall be written by insurance companies authorized or licensed to do business in the State of New Jersey having an Alfred M. Best Company, Inc. rating of A or higher and a financial size category of not less than XII, and shall be on such forms and written by such companies as shall be reasonably approved by the Mortgagee. Such insurance coverage may be effected under overall blanket or excess coverage policies of the Mortgagor, except as to public liability insurance which may be effected under combined single limit.

     (iii) Each insurance policy required under this Section 7 providing insurance against loss or damage to property shall be written or endorsed so as to (a) contain a standard mortgagee or secured party endorsement, as the case may be, or its equivalent, (b) make all losses payable directly to the Mortgagee, without contribution, and (c) provide for deductibles reasonably satisfactory to the Mortgagee.

     (iv) Each insurance policy required under this Section 7 and providing public liability coverage shall be written and endorsed so as to name the Mortgagee as an additional insured, as its interest may appear.

     (v) Each insurance policy required under this Section 7 shall contain a provision to the effect that such policy shall not lapse or be terminated, cancelled, altered or in any way limited in coverage or reduced in amount unless the Mortgagee is notified in writing at least thirty (30) days prior to such lapse, termination, cancellation, alteration, limitation or reduction. At least thirty (30) days prior to the expiration of any such policy, the Mortgagor shall furnish evidence satisfactory to the Mortgagee that such policy has been renewed or replaced or is no longer required by this Section 7.

     (vi) Each insurance policy required under this Section 7 (except flood insurance written under the federal flood insurance program) shall contain an endorsement or agreement by the insurer that any loss shall be payable to the Mortgagee, as its interest may appear, in accordance with the terms of such policy notwithstanding any act or negligence of the Mortgagor which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of set-off, counterclaim, deduction or subrogation against the Mortgagor (so as not to interfere with the Mortgagee's rights).

     (vii) In the event of loss or damage to the collateral, the proceeds of any insurance provided hereunder shall be applied as set forth in Section 14 of this
Article I; in the event of a public liability claim, the proceeds of any insurance provided hereunder shall be applied toward extinguishing or satisfying the liability and expenses incurred in connection therewith.

     (viii) The Mortgagor shall not take out any separate or additional insurance with respect to the Mortgaged Premises which is contributing in the event of loss unless it is properly compatible with all of the requirements of this Section 7.

     Section 8. Preservation, Maintenance and Repair. All Improvements which are presently erected and in the future are to be erected upon the Mortgaged Premises, shall, at the Mortgagor's own cost and expense, be kept in good and substantial repair, working order and condition, and the Mortgagor shall from time to time make, or cause to be made, all necessary and proper repairs, replacements, improvements and betterments thereto. The Mortgagor shall not remove, demolish, materially alter or discontinue the use of any material part of the Mortgaged Premises without the prior express written consent of the Mortgagee, except that the Mortgagor shall from time to time make such substitutions, additions, modifications and improvements as may be necessary and as shall not impair the structural integrity, operating efficiency and economic value of the Mortgaged Premises. All alterations, replacements, renewals or additions made pursuant to this Section 8 shall automatically become and constitute a part of the Mortgaged Premises and shall be covered by the lien of this Mortgage. The Mortgagor shall not do, and shall not permit to be done, any act which may in any way impair or weaken the security under this Mortgage.

     Section 9. Declaration of No Offset. The Mortgagor represents to the Mortgagee that the Mortgagor has no knowledge of any offsets, counterclaims or defenses to the principal indebtedness secured hereby, or to any part thereof, or the interest thereon, either at law or in equity. The Mortgagor shall, within fifteen (15) business days upon request by mail, furnish a duly acknowledged written statement in form reasonably satisfactory to the Mortgagee stating either that the Mortgagor knows of no offsets or defenses existing against such indebtedness, or if such offsets or defenses are alleged to exist, the nature and extent thereof, and in either case, such statement shall set forth the amount due hereunder.

     Section 10. No Removal of Fixtures. The Mortgagor shall not remove or suffer to be removed from the Mortgaged Premises any fixtures owned by the Mortgagor as the term "fixtures" (other than trade fixtures) is defined by the law in New Jersey presently, or in the future to be incorporated into, installed in, annexed or affixed to the Mortgaged Premises (unless such fixtures have been replaced with similar fixtures of equal or greater utility and value or which have become obsolete).

     Section 11. Security Agreement. This Mortgage constitutes a security agreement under the New Jersey Uniform Commercial Code, and the Mortgagor hereby grants to the Mortgagee a security interest in all furniture, fixtures, equipment and personal property and all other machinery, appliances, furnishings, tools and building materials now owned or hereafter acquired by the Mortgagor, and installed or to be installed in or on the Mortgaged Premises and used or to be used in the management or operation of the Mortgaged Premises, and all substitutions, replacements, additions and accessions thereto, together with all cash and non-cash proceeds thereof. The Mortgagor shall execute, deliver, file and refile any financing statements, continuation statements, or other security agreements that the Mortgagee may require from time to time to confirm the lien of this Mortgage with respect to such property. Without limiting the foregoing, the Mortgagor hereby irrevocably constitutes and appoints the
Mortgagee   with  full   power  of   substitution,   as  its  true  and   lawful
attorney-in-fact with full irrevocable power and authority (coupled with an interest) in the place and stead of such Mortgagor and in the name of such Mortgagor or in the Mortgagee's own name, for the Mortgagee to execute, deliver and file such instruments for and on behalf of the Mortgagor. Notwithstanding any release of any or all of that property included in the Mortgaged Premises which is deemed "real property", and proceedings to foreclose this Mortgage or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the obligations of the Mortgagor as are now or hereafter secured hereby.

     Section 12. Taxes. The Mortgagor shall prepare and timely file all federal, state and local tax returns required to be filed by the Mortgagor and promptly pay and discharge or cause to be promptly paid and discharged all taxes, assessments, municipal or governmental rates, charges, impositions, liens and water and sewer rents or any part thereof, heretofore or hereafter imposed upon the Mortgagor or in respect of any of the Mortgagor's property and assets before the same shall become in default, as well as all lawful claims which, if unpaid might become a lien or charge upon such property and assets or any part thereof, except for those taxes, assessments and other governmental charges then being contested in good faith by the Mortgagor by appropriate proceedings (provided that such contest shall not result in a new lien being placed on any of the Mortgagor's properties or assets or result in any of the Mortgagor's properties or assets being subject to loss or forfeiture as a result of the nonpayment of such items during the continuance of said contest) and for which the Mortgagor has maintained adequate reserves or accrued the estimated liability on the Mortgagor's balance sheets for payment thereof. The Mortgagor shall submit to the Mortgagee, upon request, an affidavit signed by the Mortgagor certifying that, to the best of the Mortgagor's knowledge, all current federal and state information income tax returns have been filed to date and all real property taxes, assessments, governmental charges or levies and other lawful claims with respect to the Mortgagor's properties and assets have been paid to date. Upon the occurrence of an Event of Default, the Mortgagor shall, at the request of the Mortgagee, in addition to the regular payment on the Note, pay into a non-interest bearing account held by the Mortgagee, at the times when the monthly installment of principal and interest is payable, an amount equal to one-twelfth (1/12th) of the annual estimated real estate taxes levied with respect to the Mortgaged Premises so that funds are available to pay said real estate taxes and assessments when due, and such sum shall be held by the Mortgagee for the payment of such real estate taxes and assessments as they become due. If the amount so estimated shall prove insufficient, then the Mortgagor shall pay the required deficiency upon demand.

     Section 13. Change in Laws. During the term of this Mortgage, in the event of the passage after the date of this Mortgage of any law of the State of New Jersey, or any other governmental entity, changing in any way the laws now in force for the taxation of mortgages, or debts secured thereby, for state or local purposes, or the manner of the operation of any such taxes, so as to affect the interest of the Mortgagee, then and in such event, the Mortgagor shall bear and pay the full amount of such taxes, provided that if for any reason payment by the Mortgagor of any such new or additional taxes would be unlawful or if the payment thereof would constitute usury or render the Loan or indebtedness secured hereby wholly or partially usurious under any of the terms or provisions of the obligation secured hereunder, or this Mortgage, or otherwise, the Mortgagee may, at the Mortgagee's option, declare the whole sum secured by this Mortgage, with interest thereon, to be immediately due and payable, or the Mortgagee may, at the Mortgagee's option, pay that amount or portion of such taxes as renders the Loan or indebtedness secured hereby unlawful or usurious, in which event the Mortgagor shall concurrently therewith pay the remaining lawful and nonusurious portion or balance of said taxes.

     Section 14. Damage, Destruction and Condemnation.

     (i) If all or any part of the Mortgaged Premises shall be damaged or destroyed, or if title to or the temporary use of the whole or any part of any of the Mortgaged Premises shall be taken or condemned by a competent authority for any public use or purpose, there shall be no abatement or reduction in the amounts payable by the Mortgagor hereunder or under the Note, and the Mortgagor shall continue to be obligated to make such payments.

     (ii) If the Mortgaged Premises or any part thereof is partially or totally damaged or destroyed by fire or any other cause, the Mortgagor shall give prompt written notice thereof to the Mortgagee. Upon the occurrence of such damage or destruction to the Mortgaged Premises, where the damage to the Mortgaged Premises exceeds $25,000.00. the Mortgagor shall have no claim against the insurance proceeds, or be entitled to any portion thereof, and all rights to the insurance proceeds are hereby assigned to the Mortgagee to be applied on account of the indebtedness secured hereby that remains unpaid. If the damage exceeds $25,000.00, the Mortgagee shall have the option, in its sole discretion, either
(a) to settle and adjust any claim under any insurance policies without the consent of Mortgagor or (b) to allow Mortgagor to settle and adjust such claim without the consent of Mortgagee; provided that in either case Mortgagee shall, and is hereby authorized to, collect and receive any such insurance proceeds; and the expenses incurred by Mortgagee in the adjustment and collection of insurance proceeds shall be added to the indebtedness hereby, and shall be reimbursed to Mortgagee upon demand or, in the event and to the extent sufficient proceeds are available, shall be deducted and retained by Mortgagee from said insurance proceeds prior to any other application thereof. Each insurance company which has issued an insurance policy is hereby authorized and directed to make payment for all losses covered by an insurance policy to Mortgagee alone, and not to Mortgagee and Mortgagor jointly.

     (iii) Mortgagee shall, in its sole discretion, elect to apply the net proceeds of insurance policies consequent upon any casualty to either (a) to reduce the indebtedness secured hereby or (b) to reimburse Mortgagor for the cost of restoring, repairing, replacing or rebuilding (hereinafter collectively referred to as "Restoring") the loss or damage to the Mortgaged Premises. In the event Mortgagee elects to use such net proceeds to reimburse Mortgagor for the costs of Restoring, then such reimbursement shall be subject to the conditions and in accordance with the provisions of Section 14(viii) hereof. If Mortgagee elects to apply the net proceeds of insurance to the indebtedness secured hereby and such proceeds do not discharge the indebtedness in full, the entire indebtedness shall become immediately due and payable with interest thereon at the Default Rate.

     (iv) In the event net insurance proceeds are made available to Mortgagor for the purpose of Restoring the Mortgaged Premises, Mortgagor hereby covenants to restore, repair, replace or rebuild the Mortgaged Premises, to be of at least equal value, and of substantially the same character as prior to such loss or damage, all to be effected in accordance with plans, specifications and procedures to be first submitted to Mortgagee and subject to Mortgagee's approval. In the event the insurance proceeds are insufficient to pay the aforementioned restoration costs in full, then Mortgagor shall pay all costs of such Restoring which are in excess of such net insurance proceeds.

     (v) Any portion of the insurance proceeds remaining after payment in full of the obligations secured hereby shall be paid to Mortgagor or as ordered by a court of competent jurisdiction.

     (vi) At the written request of Mortgagor, the insurance proceeds held by or for the benefit of Mortgagee shall be held in an interest bearing account.

     (vii) In the event of foreclosure of the Mortgage or other transfer of title to the Mortgaged Premises in extinguishment of the obligations secured hereby, all right, title and interest of Mortgagor in and to any insurance policies then in force shall pass to the purchaser of the Mortgaged Premises in foreclosure, or the grantee of a deed in lieu of foreclosure, and Mortgagor hereby appoints Mortgagee its attorney-in-fact with full irrevocable authority (coupled with an interest), in Mortgagor's name, to assign and transfer all such policies and proceeds to such purchaser or grantee.

     (viii) If Mortgagee elects to apply the net proceeds of insurance policies to reimburse the costs of Restoring to Mortgagor in accordance with Section 14(iii)(b) and provided no Event of Default has occurred and is then continuing, the net insurance proceeds held by Mortgagee for Restoring of the Mortgaged Premises shall be disbursed from time to time upon Mortgagee being furnished with (a) evidence reasonably satisfactory to it of the estimated cost of completion of the Restoring, (b) funds (or assurance satisfactory to Mortgagee that such funds are available) sufficient in addition to the net proceeds of insurance, to complete and fully pay for the completion of the Restoring and (c) such architect's certificates, contractors', mechanics' and materialmen's waivers of lien, contractor's sworn statements, title insurance endorsements, plats of survey and such other evidence of cost, payment and performance as Mortgagee may require and approve; and Mortgagee, in any event, may require that all plans and specifications for such Restoring be submitted to and approved by Mortgagee prior to commencement of any work, which consent shall not be unreasonably withheld or delayed. No payment made prior to the final completion of the Restoring shall, when added to all previous payments, exceed ninety percent (90%) of the value of the work performed from time to time, as such value shall be determined by Mortgagee in its sole and exclusive judgment; funds received by Mortgagee pursuant to subparagraph (b) above shall be disbursed prior to disbursement of net insurance proceeds, except as may otherwise be provided herein; and at all times the undisbursed balance of such proceeds remaining in the hands of Mortgagee, together with funds deposited or irrevocably committed to the satisfaction of completion of the Restoring, free and clear of all liens on proceeds held by Mortgagee after payment of such costs of Restoring, shall be paid to Mortgagor. If there is an Event of Default while Mortgagee is holding funds for Restoring, Mortgagee may, at its sole option, apply such funds against the indebtedness secured hereby, in such order, proportion and priority as Mortgagee may elect in its sole and absolute discretion.

     (ix) Notwithstanding anything to the contrary contained in this Mortgage, if the Improvements shall be damaged or destroyed (in whole or in part) by any one fire or other casualty, Mortgagee shall, in accordance with the provisions of Section 14(viii) above, make the net amount of all insurance proceeds received by Mortgagee as a result of such damage or destruction after deduction of the reasonable costs and expense, if any, in collecting the insurance proceeds, available for Restoring, provided that: (a) no Event of Default shall have occurred and shall be continuing under the Mortgage, the Note or the other Loan Documents; (b) Mortgagee shall be reasonably satisfied that the Restoring can be completed on or before one hundred eighty (180) days after the occurrence of such damage or casualty; (c) the maturity date of the Note is not less than 18 months from the date of such damage or casualty; and (d) Mortgagor shall execute and deliver to Mortgagee a completion guaranty in form and substance satisfactory to Mortgagee pursuant to the provisions of which Mortgagor shall guaranty to Mortgagee the lien-free (other than the lien presently held by Mortgagee) completion by Mortgagor of the Restoring in accordance with the provisions of this Mortgage.

     (x) Any and all awards (hereinafter referred to as the "Awards") heretofore or hereafter made or to be made to the present, or any subsequent, owner of the Mortgaged Premises, by any governmental or other lawful authority for the taking by condemnation or eminent domain, of all or any part of the Mortgaged Premises (including any award from the United States government at any time after the allowance of a claim therefor, the ascertainment of the amount thereto, and the issuance of a warrant for payment thereof), or the proceeds from a sale in lieu of such condemnation or eminent domain are hereby assigned by Mortgagor to Mortgagee, which Awards Mortgagee is hereby authorized to collect and receive from the condemnation authorities, and Mortgagee is hereby authorized to give appropriate receipts and acquittance therefor. Mortgagor shall give Mortgagee immediate notice of the actual or threatened commencement of any condemnation or eminent domain proceedings affecting all or any part of the Mortgaged Premises and shall deliver to Mortgagee copies of any and all papers served in connection with any such proceedings. Mortgagor further agrees to make, execute and deliver to Mortgagee, at any time upon request, free, clear and discharged of any encumbrance of any kind whatsoever (except the rights of holders of any junior mortgage loans expressly consented to in writing by Mortgagee, provided such rights are expressly subordinate to the rights of Mortgagee), any and all further assignments and other instruments deemed reasonably necessary by Mortgagee for the purpose of validly and sufficiently assigning to Mortgagee all Awards and other compensation heretofore and hereafter made to Mortgagor for any taking, either permanent or temporary, under any such proceeding. If any portion of or interest in the Mortgaged Premises is taken by condemnation or eminent domain, either temporarily or permanently, and the remaining portion of the Mortgaged Premises is not, in the judgment of Mortgagee, an architectural and economic unit of the same character and is not materially less valuable than the same was prior to the taking, then, at the option of Mortgagee, the entire indebtedness shall immediately become due and payable. After deducting from the Award for such taking all of its expenses incurred in the collection and administration of the Award, including reasonable attorney's fees and disbursements, Mortgagee shall be entitled to apply the net proceeds towards repayment of such portion of the indebtedness as it deems appropriate without affecting the lien of the Mortgage. In the event of any partial taking of the Mortgaged Premises or any interest in the Mortgaged Premises which in the judgment of Mortgagee leaves the Mortgaged Premises as an architectural and economic unit of the same character and not materially less valuable than the same was prior to the taking, and provided no Event of Default has occurred and is then continuing, the Mortgagee shall apply the Award to reimburse Mortgagor for the cost of restoration and rebuilding the Mortgaged Premises in accordance with plans, specifications and procedures which must be submitted to and approved by Mortgagee, and such Award shall be disbursed in the same manner as is provided in Section 14 (viii) hereof for the application of insurance proceeds, provided that any surplus after payment of such costs shall be applied on account of the indebtedness. If the Award is not applied for the reimbursement of such restoration costs, the Award shall be applied against the indebtedness, in such order or manner as Mortgagee shall elect.

     Section 15. Compliance with Laws. The Mortgagor agrees to comply, and to cause all tenants of all or any portion of the Mortgaged Premises to comply, with all laws, rules, regulations and ordinances made or promulgated by lawful authority which are now or may hereafter be applicable to the Mortgaged Premises within such time as may be required by law.

     Section 16. Indemnification. The Mortgagor hereby agrees to and does hereby indemnify, protect, defend and save harmless the Mortgagee and its trustees, officers, employees, agents, attorneys and shareholders (hereinafter referred to as the "Indemnified Parties") from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with this Mortgage and the transactions contemplated herein (unless caused by the negligence or willful misconduct of the Indemnified Parties), including, without limitation, (i) disputes between any architect, general contractor, subcontractor, materialman or supplier, or on account of any act or omission to act by the Indemnified Parties in connection with this Mortgage, or (ii) losses, damages, expenses or liabilities sustained by the Indemnified Parties in connection with any environmental sampling or cleanup of the Mortgaged Premises required or mandated by any federal, state or local law, ordinance, rule or regulation, including, without limitation, the Environmental Laws, as hereinafter defined. In case any action shall be brought against an Indemnified Party based upon any of the above and in respect to which indemnity may be sought against the Mortgagor, the Indemnified Party shall promptly notify the Mortgagor in writing, and the Mortgagor shall assume the defense thereof, including the employment of counsel selected by the Mortgagor and reasonably satisfactory to the Indemnified Party, the payment of all costs and expenses and the right to negotiate and consent to settlement. Upon reasonable determination made by the Indemnified Party, the Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof; provided, however, that said Indemnified Party shall pay the costs and expenses incurred in connection with the employment of separate counsel. The Mortgagor shall not be liable for any settlement of any such action effected without the Mortgagor's consent, but if settled with the Mortgagor's consent, or if there be a final judgment for the claimant in any such action, the Mortgagor agrees to indemnify and save harmless the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The provisions of this Section 16 shall survive the termination of this Mortgage and the repayment of the Note.

     Section 17. Assignment of Rents. The Mortgagor hereby absolutely and unconditionally assigns to the Mortgagee the rents, issues and profits arising out of or from the Mortgaged Premises, and the Mortgagor grants to the Mortgagee the right to enter upon and to take possession of the Mortgaged Premises for the purpose of collecting the same and to let the Mortgaged Premises or any part thereof, and to apply the rents, issues and profits, after payment of all necessary charges and expenses, on account of the indebtedness secured hereby. This assignment and grant shall continue in effect until this Mortgage is paid in full and discharged of record. The Mortgagee hereby waives the right to enter upon and to take possession of the Mortgaged Premises for the purpose of collecting said rents, issues and profits, and the Mortgagor shall be entitled to collect, receive, retain and use said rents, issues and profits until the occurrence of an Event of Default under this Mortgage, but such right of the Mortgagor may be revoked by the Mortgagee upon the occurrence of an Event of Default on five (5) days written notice. The Mortgagor shall not, without the written consent of the Mortgagee, receive or collect rent from any tenant of the Mortgaged Premises or any part thereof for a period of more than one (1) month in advance, and in the event of the occurrence of an Event of Default under this Mortgage, the Mortgagor shall pay monthly in advance to the Mortgagee or to any receiver appointed to collect said rents, issues and profits, the fair and reasonable rental value for the use and occupation of the Mortgaged Premises or of such part thereof as may be in the possession of the Mortgagor, and upon default in any such payment the Mortgagor shall vacate and surrender the possession of the Mortgaged Premises to the Mortgagee or to such receiver. If the Mortgagor does not so vacate and surrender the Mortgaged Premises then the Mortgagor may be evicted by summary proceedings. Notwithstanding anything above to the contrary, in the event of a conflict or inconsistency between this Section 17 and the Absolute Assignment of Leases and Rents granted the date hereof by Mortgagor to Mortgagee, the terms of the Absolute Assignment of Leases and Rents shall govern.

     Section 18. Advances. Upon the occurrence of an Event of Default by the Mortgagor under this Mortgage and/or the Note, the Mortgagee may at its option remedy such Event of Default, and all payments made by the Mortgagee to remedy an Event of Default by the Mortgagor (including reasonable attorney's fees) and the total of any payment or payments due from the Mortgagor to the Mortgagee which are in default, together with interest thereon at the Default Rate set forth in the Note (such interest to be calculated from the date of such advance to the date of payment thereof by the Mortgagor), shall be added to the debt secured by this Mortgage until paid, and the Mortgagor covenants to repay the same to the Mortgagee on the next interest payment date of the Note. Any such sums and the interest thereon shall be a lien on the Mortgaged Premises prior to any other lien attaching to or accruing subsequent to the lien of this Mortgage. All monies paid, and all expenses paid or incurred, including attorneys' fees and disbursements and other monies advanced by Mortgagee to protect the Mortgaged Premises and the lien of this Mortgage, or to complete construction, furnishing and equipping or to rent, operate and manage the Mortgaged Premises or to pay any such operating costs and expenses thereof or to keep the Mortgaged Premises operational and useable for their intended purpose shall be so much additional debt secured by the Mortgage, whether or not the indebtedness, as a result thereof, shall exceed the original principal balance set forth herein, and shall become immediately due and payable on the next interest payment date of the Note, and with interest thereon at the Default Rate set forth in the Note. Inaction of Mortgagee shall never be considered as a waiver of any right accruing to it on account of any Event of Default nor shall the provisions of this Section 18 or any exercise by Mortgagee of its rights hereunder prevent any default from constituting an Event of Default. Nothing contained herein shall be construed to require Mortgagee to advance or expend monies for any purpose mentioned herein, or for any other purpose, and any expenditure of monies or action taken hereunder shall be at the sole option and discretion of Mortgagee.

     Section 19. Transfer or Encumbrance of Mortgaged Premises.

     (i) No part of the  Mortgaged  Premises  shall  in any  manner  be  further encumbered, sold, transferred or conveyed, or permitted to be further encumbered, sold, transferred or conveyed, without the consent of Mortgagee, which consent may be given or withheld in Mortgagee's sole discretion for any reason or for no reason. The Mortgaged Premises shall not be encumbered by any secondary or subordinate liens, including mechanics liens. The provisions of this Section 19 shall apply to each and every such further encumbrance, sale, transfer or conveyance, regardless of whether or not Mortgagee has consented to, or waived by its action or inaction, its rights hereunder with respect to any such previous further encumbrance, sale, transfer or conveyance.

     Any consent by the Mortgagee, or any waiver of any Event of Default, under this Section 19 shall not constitute a consent to, or waiver of any right, remedy or power of the Mortgagee upon a subsequent Event of Default under this
Section 19.

     (ii) Mortgagor recognizes that Mortgagee is entitled to keep its loan portfolio at current interest rates by either making new loans at such rates or collecting assumption fees and/or increasing the interest rate on a loan, the security for which is purchased by a party other than Mortgagor. Mortgagor further recognizes that any secondary or junior financing placed upon the Mortgaged Premises (a) may divert funds which would otherwise be used to pay the indebtedness secured hereby; (b) could result in the acceleration and foreclosure by such junior encumbrancer which would force Mortgagee to take measures and incur expenses to protect its security; (c) would detract from the value of the Mortgaged Premises should Mortgagee come into possession thereof with the intention of selling the same; and (d) would impair Mortgagee's right to accept a deed in lieu of foreclosure, as a foreclosure by Mortgagee would be necessary to clear the title to the Mortgaged Premises. In accordance with the foregoing and for the purposes of (w) protecting Mortgagee's security, both of repayment and of value of the Mortgaged Premises; (x) giving Mortgagee the full benefit of its bargain and contract with Mortgagor; (y) assumption fees; and (z) keeping the Mortgaged Premises free of subordinate financing liens, Mortgagor agrees that if this
Section 19 is deemed a restraint on alienation, that it is a reasonable one.

     Section 20. Environmental Matters. (i) For purposes of this Mortgage, the following terms shall have following meanings:

     "Hazardous Materials" shall mean existing and future asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls or related or similar materials, petroleum products, explosives, radioactive materials, or any other hazardous or toxic or harmful materials, wastes and substances or any other chemical, material, substance or element which is hereinafter defined, determined, identified, prohibited, limited or regulated by the Environmental Laws, or any other chemical, material, substance or element which is known to be harmful to the health or safety of occupants of property or which is hereinafter defined as a hazardous or toxic substance by any Federal, State, or local law, ordinance, rule or regulation, including, but not limited to, the Toxic Substances Control Act (15 U.S.C. 2601 et seq.), the Federal Water Pollution Control Act (33 U.S.C. 1251 et seq.), the Clean Air Act (42 U.S.C. 7401 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. 6901 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. 1801 et seq.), and/or the regulations promulgated in relation thereto, all as the same may be amended from time to time (hereinafter collectively referred to as the "Federal Statutes"), the New Jersey Spill Compensation and Control Act, as amended, N.J.S.A. 58:10-23.11 et seq., the New Jersey Environmental Cleanup Responsibility Act, as amended by the Industrial Site Recovery Act, and as may be further amended, N.J.S.A. 13:1K-6 et seq., the New Jersey Leaking Underground Storage Tank Act, as amended, N.J.S.A. 58:1OA-21 et seq. (hereinafter collectively referred to as the "State Statutes"), and the regulations promulgated in relation thereto, all as the same may be amended from time to time.

     "Environmental Laws" shall mean any applicable federal, state or local laws, rules, regulations, resolutions, ordinances, directives or orders (whether now existing or hereafter enacted or promulgated) or any judicial or administrative interpretation of such laws, rules, regulations, resolutions, ordinances, directives or orders or any other applicable determination regarding land, water, air, health, safety or environment including, for example but not limited to, the Federal Statutes and the State Statutes.

     "Governmental Authority" shall mean any federal, state, and local government, governing body, agency, court, tribunal, authority, subdivision, bureau or other recognized body having jurisdiction to enact, promulgate, interpret, enforce, review or repeal any Environmental Law.

     "Environmental Complaint" shall mean any judgment, lien, order, complaint, notice, citation, action, proceeding or investigation pending before any Governmental Authority, including, without limitation, any environmental regulatory body, with respect to or threatened against or affecting the Mortgagor or relating to its business, assets, property or facilities or the Mortgaged Premises, in connection with any Hazardous Material or any Hazardous Discharge or any Environmental Law.

     "Hazardous Discharge" shall mean any release of a Hazardous Material caused by the seeping, spilling, leaking, pumping, pouring, emitting, using, emptying, discharging, injecting, escaping, leaching, dumping or disposing of any Hazardous Material into the environment, and any liability for the costs of any cleanup or other remedial action.

     (ii) The Mortgagor covenants, represents and warrants that except as disclosed in the Phase I Environmental Site Assessment by Melick-Tully and Associates, Inc. dated July 20, 1994:

     (a) to the best of the Mortgagor's knowledge, after due inquiry and investigation, none of the real property owned or occupied by the Mortgagor and located in the state in which the Mortgaged Premises is situated, including, but not limited to the Mortgaged Premises, has ever been used by previous owners, operators or occupants or the Mortgagor to generate, manufacture, refine, transport, treat, store, handle or dispose, transfer, produce, process or in any manner deal with any Hazardous Material,

     (b) the Mortgagor has not received a summons, citation, directive, letter or other communication, written or oral, from any Government Authority concerning any intentional or unintentional action or omission on the Mortgagor's part which had resulted in the violation of any Environmental Laws, as the same may relate to the Mortgaged Premises,

     (c) to the best of the Mortgagor's knowledge, after due inquiry and investigation, no lien has been attached to any revenues or any real or personal property owned by the Mortgagor and located in the state where the Mortgaged Premises are located, including, but not limited to the Mortgaged Premises, for "Damages" and/or "Cleanup and Removal Costs", as such terms are hereinafter defined in any Environmental Law, or arising from an intentional or unintentional act or omission in violation thereof by the Mortgagor or by any previous owner and/or operator of such real or personal property, including, but not limited to the Mortgaged Premises,

     (d) the Mortgagor has duly complied, and shall continue to comply, with the provisions of the Environmental Laws governing it, its business, assets, property, facilities and the Mortgaged Premises, and shall keep the Mortgaged Premises free and clear of any liens imposed pursuant to such laws,

     (e) the Mortgagor shall not, and shall not permit any of its officers, partners, employees, agents, contractors, licensees, tenants, occupants or others to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with any Hazardous Material on the Mortgaged Premises except in accordance with all Environmental Laws applicable thereto,

     (f) there is not now outstanding any Environmental Complaint issued by any Governmental Authority to the Mortgagor or relating to the Mortgagor's business, assets, property, and facilities or the Mortgaged Premises under any Environmental Law, and there is not now existing any condition which, if known by the proper authorities, could result in any Environmental Complaint, and that

     (g) the Mortgagor has, and will continue to have, all necessary licenses, certificates and permits under the Environmental Laws relating to the Mortgagor and its facilities, property, assets, and business, and the Mortgaged Premises and the foregoing are in compliance with all Environmental Laws.

     (h) there are no underground storage tanks on or under the Mortgaged Premises.

     (iii) If the Mortgagor receives any notice of (a) the presence of Hazardous Materials on the Mortgaged Premises, (b) any violation of or noncompliance with any Environmental Law, (c) the occurrence of a Hazardous Discharge on or about any asset, business, facility or property of the Mortgagor or caused by the Mortgagor, or (d) any Environmental Complaint affecting the Mortgagor or the Mortgaged Premises or the Mortgagor's operations, assets, business, facilities or properties, then the Mortgagor will give written notice of the foregoing to the Mortgagee within ten (10) days of receipt thereof and shall (1) promptly comply with the Environmental Laws and all other laws, regulations, resolutions and ordinances to correct, contain, cleanup, remove, resolve or minimize the impact of such Hazardous Materials, Environmental Discharge or Environmental Complaint and (2) shall (A) post a bond from a surety or (B) cause a lending institution to issue a letter of credit for the benefit of the Mortgagee, and to any Governmental Authority requiring the same; the surety or the lending institution, and the form, the substance and the amount of the bond or letter of credit to be satisfactory to the Mortgagee and satisfactory to the applicable
Governmental Authority, or shall give to the Mortgagee and the applicable Governmental Authority such other security satisfactory in form, substance and amount to both the Mortgagee and the applicable Governmental Authority to assure that the Mortgagor does correct, contain, cleanup, remove, resolve or minimize the impact of such Hazardous Materials, Environmental Discharge or Environmental Complaint.

     (iv) Without limitation of the Mortgagee's rights under this Mortgage or applicable law, the Mortgagee shall have the right, but not the obligation, to exercise any of its rights to cure as provided in this Mortgage or to enter onto the Mortgaged Premises or to take such other actions as it deems necessary or advisable to correct, contain, cleanup, remove, resolve or minimize the impact of, or otherwise deal with, any such Hazardous Material, Hazardous Discharge or Environmental Complaint upon its receipt of any notice from any person or entity or Governmental Authority, informing the Mortgagee of such Hazardous Material, Hazardous Discharge or Environmental Complaint, which if true, could adversely affect the Mortgagor or any part of the Mortgaged Premises or which, in the sole opinion of the Mortgagee, could adversely affect its collateral security under this Mortgage. All reasonable costs and expenses incurred and paid by the Mortgagee in the exercise of any such rights shall be paid by the Mortgagor to the Mortgagee upon demand, together with interest from the date that such sum is advanced, payment made or expense incurred, to and including the date of reimbursement, computed at the Default Rate. Any such sum paid by the Mortgagee and the interest thereon shall be a lien on the Mortgaged Premises prior to any claim, lien, right, title or interest in, to or on the Mortgaged Premises attaching or accruing subsequent to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage and evidenced by the Note.

     (v) Upon written request, the Mortgagor shall provide to the Mortgagee the following information pertaining to all operations conducted in or on the Mortgaged Premises:

     (a)  copies  of  all   licenses,   certificates   and  permits   under  the
Environmental Laws;

     (b) material safety data sheets and maps, diagrams and site plans showing the location of all storage areas and storage tanks for all Hazardous Materials or other chemicals in, used at, manufactured at, brought to or stored at the Mortgaged Premises;

     (c) copies of all materials filed with any Governmental Authority;

     (d) a description of the operations and processes of the Mortgagor; and

     (e) any other information which the Mortgagee may reasonably require.

     (vi) Upon reasonable notice to the Mortgagor, the Mortgagee, its officers, employees, agents and contractors, may enter the Mortgaged Premises to inspect it and to conduct, complete and take such tests, samples, analyses and other processes (hereinafter referred to as an "Environmental Survey") as the Mortgagee shall require to determine the Mortgagor's compliance with this Paragraph and the Environmental Laws (but not more than once during the term unless Mortgagee reasonably believes there has been a Hazardous Discharge or an Event of Default has occurred). The costs, expenses and fees of the Mortgagee of such entry, inspection, tests, samples, analyses and processes shall be paid and reimbursed by the Mortgagor upon demand by the Mortgagee. Any such sum paid by the Mortgagee, with the interest thereon at the rate provided to be paid on the indebtedness secured by this Mortgage, shall be a lien on the Mortgaged Premises prior to any claim, lien, right, title or interest in, to or on the Mortgaged Premises attaching or accruing subsequent to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage and evidenced by the Note.

     (vii) In addition to those Events of Default specified in this Mortgage, the occurrence of any of the following events shall constitute a default under this Mortgage, entitling the Mortgagee to all rights and remedies provided therefor:

     (a) if any Governmental Authority asserts or creates a lien upon any or all of the Mortgaged Premises by reason of the presence of Hazardous Materials or the occurrence of a Hazardous Discharge or Environmental Complaint or otherwise, and the Mortgagor does not, within the earlier of sixty (60) days after the recording thereof or prior to the institution by such Governmental Authority of any steps to foreclose such lien, cause such lien to be discharged of record; or

     (b) if any Governmental Authority asserts a claim against the Mortgagor, the Mortgaged Premises or the Mortgagee for damages or cleanup or remedial costs related to any Hazardous Materials or any Hazardous Discharge or any Environmental Complaint; provided, however, such claim shall not constitute a default if, within fifteen (15) business days of the Mortgagor's receipt of notice of the foregoing:

     (1) the Mortgagor can prove to the Mortgagee's reasonable satisfaction that the Mortgagor has commenced and is diligently pursuing either: (A) a cure, remedy or correction of the event which constitutes the basis for the claim, and is continuing diligently to pursue such cure or correction to completion, in strict compliance with the Environmental Laws or Environmental Complaint, as applicable, or (B) proceedings for injunction, a restraining order or other appropriate emergency relief to prevent such Governmental Authority from asserting such claim, which relief is granted within thirty (30) days of the occurrence giving rise to the claim and the injunction, order or emergency relief is not thereafter dissolved or reversed on appeal; and

     (2) in either of the foregoing events, the Mortgagor shall (A) give such surety or other security, which may be required by and satisfactory to both the Governmental Authority asserting the claim and to the Title Company, to secure the proper and complete cure or correction of the event which constitutes the basis for the claim or, (B) at the Mortgagee's request if no such bond or security has been given, the Mortgagor shall post a bond from a surety or a letter of credit issued by a lending institution, with the Mortgagee, the surety or the lending institution, and the form, substance and amount of the bond or letter of credit to be reasonably satisfactory to the Mortgagee and to the Title Company, or shall give to the Mortgagee and the Title Company such other security satisfactory in form, substance and amount to the Mortgagee and to the Title Company, to secure the payment for all of the work, labor and services required to effect a proper and complete cure or correction of the condition which constitutes the basis for the claim.

     (viii) The Mortgagor covenants and agrees, at its sole cost and expense, to indemnify, protect, and save the Mortgagee harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys' and experts' fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against the Mortgagee and arising from or out of:

     (a) the Mortgagor's failure to perform and comply with this Subsection, or

     (b) any Hazardous Material, any Hazardous Discharge, any Environmental Complaint, or any Environmental Law applicable to the Mortgagor, its operations, business, assets, property or facilities, or the Mortgaged Premises, or

     (c) any action against the Mortgagor under this indemnity.

     (ix) Mortgagor and Suprema Specialties West, Inc. (hereinafter referred to as "Guarantor") have, simultaneously with the execution of this Mortgage, executed and delivered to Mortgagee that certain Hazardous Material Guaranty and Indemnification Agreement. The provisions of the Hazardous Material Guaranty and Indemnification Agreement are intended to supplement and not replace the provisions of this Section 20 of the Mortgage. In the event there is a conflict between the terms of the Hazardous Material Guaranty and Indemnification Agreement and this Mortgage, the terms of the Hazardous Material Guaranty and Indemnification Agreement will govern, provided those provisions are broader.

     Section 21. Advice of Counsel. Mortgagor acknowledges it has thoroughly read and reviewed the terms and provisions of this Mortgage and the other Loan Documents and is familiar with the same, that the terms and provisions contained herein are clearly understood by it and have been fully and unconditionally consented to by it, and that Mortgagor has had full benefit and advice of legal counsel of its own selection or the opportunity to obtain the benefit and advice of counsel of its own selection, in regard to understanding the terms, meaning and effect of this Mortgage and the other Loan Documents, and that this Mortgage and the other Loan Documents have been entered into by Mortgagor freely, voluntarily, with full knowledge, and without duress, and that in executing this Mortgage and the other Loan Documents, Mortgagor is not relying on any representations or statements either written or oral, express or implied, made to Mortgagor by Mortgagee or any other person, and that the consideration received by Mortgagor hereunder has been actual and adequate.

     Section 22. Financial Information and Compliance Certificates. Mortgagor hereby agrees that, so long as the Loan remains outstanding and unpaid, or any other amount is owing to the Mortgagee hereunder, the Mortgagor will, and will cause any Subsidiaries, the Guarantor and any Subsidiary of the Guarantor (each sometimes referred to herein as a "Specified Person") as applicable to:

     (i) as soon as available, but in any event within ninety (90) days after the last day of each of its fiscal year ends, its 10-K report of the Mortgagor and its subsidiaries as at the last day of the fiscal year and statements of income and retained earnings and cash flows for such fiscal year each prepared in accordance with generally accepted accounting principles ("GAAP") and certified by a firm of independent certified public accountants satisfactory to the Mortgagee, together with management prepared consolidated and consolidating balance sheets. Mortgagor shall provide an itemized statement of capitalized expenses, including, but not limited to, slotting fees, marketing service agreements and the retail licensing agreement, which shall be broken out on the management balance sheet, and any expenses related thereto shall be itemized on the management income statement. Mortgagor shall also provide a breakdown of selling, general and administrative expenses.

     (ii) as soon as available, but in any event within sixty (60) days after the close of each of the first three (3) quarters of each fiscal year, its 10-Q report and management prepared consolidated and consolidating balance sheets, statements of income and retained earnings and cash flows of the Mortgagor and its subsidiaries as of the last day of and for such quarter and for the period of the fiscal year ended as of the close of the particular quarter, all such quarterly statements to be in reasonable detail, and certified by the chief financial or accounting officer of the Mortgagor as having been prepared in accordance with GAAP (subject to year-end adjustments). Mortgagor shall provide an itemized statement of capitalized expenses, including, but not limited to, slotting fees, marketing service agreements and the retail licensing agreement, which shall be broken out on the prepared balance sheet, and any expenses related thereto shall be itemized on the prepared income statement. Mortgagor shall also provide a breakdown of selling, general and administrative expenses.

     (iii) as soon as available, but in any event within thirty (30) days after the end of each month, internally prepared profit and loss statements for each such month in reasonable detail and certified by the chief financial or accounting officer of the Mortgagor as having been prepared in accordance with GAAP (subject to year-end adjustments). For the fiscal year-end and each quarter-end of the Mortgagor, such internally prepared statements the shall not be required.

     (iv) at the same time as it delivers the financial statements called for by subparagraphs (i) and (ii), the Mortgagor shall deliver a certificate of the chief financial or accounting officer of the Mortgagor evidencing a computation of compliance with the financial covenants referred to in Section 23;

     (v) from time to time as requested by the Mortgagee, but no more often than twice a year, provide the Mortgagee with a written acknowledgment, in form and substance satisfactory to the Mortgagee, from the Mortgagor's and the Guarantor's accountant acknowledging that the Mortgagee is relying on the accountant's professional accounting services to the Mortgagor and Guarantor, and the Mortgagor's and Guarantor's knowledge of the Mortgagee's reliance;

     (vi) within ninety (90) days of the fiscal year end of the Mortgagor, furnish annual projections for the next succeeding Fiscal Year in a form reasonably acceptable to the Mortgagee;

     (vii) furnish such other reports and information as the Mortgagee may reasonably require; and

     (viii) Prior to the acquisition of the whey facility, the Mortgagor's quarterly financial statements for the period ending March 31, 1996, prepared on a review basis by BDO Seidman, showing substantial compliance with projections.

     Section 23. Financial Covenants. The Mortgagor hereby agrees that, so long as the Note remains outstanding and unpaid, or any other amount is owing to the Mortgagee hereunder, the Mortgagor shall comply with all financial covenants set forth in Section 10.14 of that certain Revolving Loan, Guaranty and Security Agreement dated February 15, 1994 by and among Mortgagor, as Borrower, Suprema Specialties West, Inc., as Guarantor and Mortgagee, as amended, as if same were fully set forth herein.

     ARTICLE II. THE MORTGAGOR SHALL BE IN DEFAULT OF THIS MORTGAGE UPON THE OCCURRENCE OF ANY OF THE FOLLOWING EVENTS (ANY OF WHICH MAY BE REFERRED TO AS AN "EVENT OF DEFAULT"):

     Section 1. Nonpayment. The Mortgagor shall fail to make when due any payment of principal, interest or other monies as provided in the Note or this Mortgage within five (5) days after same is due and payable.

     Section 2. Breach of Covenants. The Mortgagor shall have failed to perform any of the terms, covenants, conditions or undertakings contained in this Mortgage or the Note, other than the nonpayment of money, and such default shall have remained uncured for the applicable grace periods, if any, provided for herein or therein.

     Section 3. Representations and Warranties. In the event that any representation or warranty made by the Mortgagor in this Mortgage or the Note or in any other loan document used in connection herewith shall prove to be false or misleading in any substantial and material respect on the date as of which made.

     Section 4. Bankruptcy. The Mortgagor shall have applied for or consented to the appointment of a receiver, custodian, trustee or liquidator of all or a substantial part of the Mortgagor's assets; or shall generally not be paying the Mortgagor's debts as they become due; or shall have admitted in writing the inability to pay the Mortgagor's debts as they mature; or shall have made a general assignment for the benefit of creditors; or shall have filed a petition or an answer seeking an arrangement with creditors; or shall have taken advantage of any insolvency law; or shall have submitted an answer admitting the material allegations of a petition in any bankruptcy or insolvency proceeding; or an order, judgment or decree shall have been entered, without the application, the approval or consent of the Mortgagor by any Court of competent jurisdiction appointing a receiver, custodian, trustee or liquidator of the Mortgagor, or a substantial part of the Mortgagor's assets; or a petition in bankruptcy shall have been filed by or against Mortgagor; or if any Order for Relief shall have been entered under the Federal Bankruptcy Code.

     Section 5. Other Foreclosures. In the event that proceedings shall have been instituted for foreclosure or collection of any mortgage, judgment, or lien prior, equal to or subordinate to the lien of this Mortgage, affecting the Mortgaged Premises, and same is not discharged within thirty (30) days thereof.

     Section 6. Judgments. In the event one or more final judgments, decrees, or orders for the payment of money in excess of Fifty Thousand Dollars ($50,000.00) in the aggregate shall be rendered against the Mortgagor and such judgments, decrees or orders shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, discharged, satisfied, or stayed or bonded pending appeal.

     Section 7. Other Debt. In the event of an Event of Default by the Mortgagor in any of the terms or conditions of an Event of Default any agreement covering the payment of borrowed money (other than trade payables) from any Person including, but not limited to, the Revolving Loan, Guaranty and Security Agreement dated February 15, 1994 by and among Mortgagor, as Borrower, Suprema Specialties West, Inc., as Guarantor and Mortgagee, as amended, or any loan documents executed in connection therewith, if such a default would permit the holder of the debt instrument to accelerate the payment of the debt, irrespective of whether the default is waived or not waived by the holder of the debt instrument.

     Section 8. Default Under Other Loan Documents. In the event of a default or Event of Default under any other Loan Document.

     ARTICLE III. IF ANY EVENT OF DEFAULT SHALL HAVE OCCURRED AND IS CONTINUING ON THE PART OF THE MORTGAGOR, THE MORTGAGEE MAY TAKE ANY OR ALL OF THE FOLLOWING ACTIONS, AT THE SAME OR AT DIFFERENT TIMES:

     Section 1. Acceleration. The Mortgagee may declare the entire amount of unpaid principal, together with all accrued and unpaid interest and other moneys due under this Mortgage, the Note and the other Loan Documents immediately due and payable, and accordingly accelerate payment thereof notwithstanding contrary terms of payment stated therein, without presentment, demand or notice of any kind, all of which are expressly waived, notwithstanding anything to the contrary contained in the Mortgage and/or the Note.

     Section 2. Possession. The Mortgagee may enter upon and take possession of the Mortgaged Premises; lease and let the said Mortgaged Premises; receive all the rents, income, issues and profits thereof which are overdue, due or to become due; and apply the same, after payment of all necessary charges and expenses, on account of the amounts hereby secured. The Mortgagee is given and granted full power and authority to do any act or thing which the Mortgagor or the successors or assigns of the Mortgagor who may then own the Mortgaged Premises might or could do in connection with the management and operation of the Mortgaged Premises. This covenant becomes effective either with or without any action brought to foreclose this Mortgage and without applying at any time for a receiver of such rents. Should said rents or any part thereof be assigned without the consent of the holder of this Mortgage, then this Mortgage shall at the option of the holder hereof become due and payable immediately, anything herein contained to the contrary notwithstanding.

     Section 3. Foreclosure. The Mortgagee may institute an action of mortgage foreclosure or take other action as the law may allow, at law or in equity, for the enforcement of this Mortgage, and proceed thereon to final judgment and execution of the entire unpaid balance of the Note including costs of suit, interest and reasonable attorney's fees. In case of any sale of the Mortgaged Premises by virtue of judicial proceedings, the Mortgaged Premises may be sold in one parcel and as an entirety or in such parcels, manner or order as the Mortgagee in its sole discretion may elect. The failure to make any tenants parties defendant to a foreclosure proceeding and to foreclose their rights will not be asserted by the Mortgagor as a defense in any proceeding instituted by the Mortgagee to collect the obligations secured hereby or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Premises.

     Section 4. Appointment of Receiver. The Mortgagee may have a receiver of the rents, income, issues and profits of the Mortgaged Premises appointed without the necessity of proving either the depreciation or the inadequacy of the value of the Security or the insolvency of the Mortgagor or any Person who may be legally or equitably liable to pay moneys secured hereby, and the Mortgagor and each such Person waives such proof and consents to the appointment of a receiver.

     Section 5. Fair Rental Payments. If the Mortgagor or any subsequent owner is occupying the Mortgaged Premises or any part thereof, it is hereby agreed that the said occupants shall pay such reasonable rental monthly (to be applied on account of the unpaid indebtedness) in advance as the Mortgagee shall demand for the Mortgaged Premises or the part so occupied, and for the use of personal property covered by this Mortgage or any chattel mortgage.

     Section 6. Excess Monies. The Mortgagee may apply on account of the unpaid indebtedness evidenced by the Note (including any unpaid accrued interest) owed to the Mortgagee after a foreclosure sale of the Mortgaged Premises, whether or not a deficiency action shall have been instituted, any unexpended monies still retained by the Mortgagee that were paid by Mortgagor to the Mortgagee (i) for the payment of, or as security for the payment of taxes, assessments, municipal or governmental rates, charges, impositions, liens, water or sewer rents, or insurance premiums, if any, or (ii) in order to secure the performance of some act by the Mortgagor.

     Section 7. Remedies at Law or Equity. The Mortgagee may take any of the remedies otherwise available to it as a matter of law or equity.

     ARTICLE IV. MISCELLANEOUS:

     Section 1. Cumulative Rights. The rights and remedies herein expressed to be vested in or conferred upon the Mortgagee shall be cumulative and shall be in addition to and not in substitution for or in derogation of the rights and remedies conferred by any applicable law. The acceptance by the Mortgagee of any payments hereunder after the occurrence of an Event of Default or the failure, at any one or more times, of the Mortgagee to assert the right to declare the principal indebtedness due or the granting of any extension or extensions of time of payment of the Note either to the maker or to any other Person, or taking of other or additional security for the payment thereof, or releasing any security, or changing any of the terms of this Mortgage, the Note, the other Loan Documents, or any other obligation accompanying this Mortgage, or waiver of or failure to exercise any right under any covenant or stipulation herein contained shall not in any way affect this Mortgage nor the rights of the Mortgagee hereunder nor operate as a release from any personal liability upon the Note or other obligation accompanying this Mortgage, nor under any covenant or stipulation therein contained, nor under any agreement assuming the payment of said Note or obligation.

     Section 2. Notices. Unless otherwise indicated differently, all notices, payments, requests, reports, information or demands which any party hereto may desire or may be required to give to any other party hereunder, shall be in writing and shall be personally delivered or sent by facsimile, Federal Express or other nationally recognized overnight delivery service providing a receipt for delivery, or first-class certified or registered United States mail, postage prepaid, return receipt requested, and sent to the party at its address appearing below or such other address as any party shall hereafter inform the other party hereto by written notice given as aforesaid:

            If to the Mortgagor:

                  Suprema Specialties, Inc.
                  510 East 35th Street
                  P.O. Box 280 Park Station
                  Paterson, New Jersey 07543-0280
                  Attn: Mark Cocchiola, President

            With a copy to:

                  Tenzer, Greenblatt & Zunz, P.A.
                  c/o Tenzer Greenblatt LLP
                  405 Lexington Avenue
                  New York, New York 10174
                  Attn: Martin Luskin, Esq.

            If to the Mortgagee:

                  NatWest Bank N.A.
                  Legal Center
                  1 Riverfront Plaza, 3rd Floor
                  Newark, New Jersey 07102
                  Attn: Edward J. Waterfield, Vice President

            With a copy to:

                  Windels, Marx, Davies & Ives
                  120 Albany Street Plaza
                  New Brunswick, New Jersey 08901
                  Attn: Howard P. Lakind, Esq.

All notices, payments, requests, reports, information or demands so given shall be deemed effective upon receipt or, if mailed, upon receipt or the expiration of the third day following the date of mailing, which ever occurs first, except that any notice of change in address shall be effective only upon receipt by the party to whom said notice is addressed. A failure to send the requisite copies does not invalidate an otherwise properly sent notice to the Mortgagor and/or the Mortgagee.

     Section 3. Successors and Assigns. All of the terms, covenants, provisions and conditions herein contained shall be for the benefit of, apply to, and bind the successors and assigns of the Mortgagor and the Mortgagee, and are intended and shall be held to be real covenants running with the land, and the term "Mortgagor" shall also include any and all subsequent owners and successors in title of the Mortgaged Premises.

     Section 4. Gender. When such interpretation is appropriate, any word denoting gender used herein shall include all persons, natural or artificial, and words used in the singular shall include the plural.

     Section 5. Waiver of Right of Redemption. The Mortgagor waives the right of redemption on any property levied upon under a judgment obtained in proceedings to collect the indebtedness hereby secured or in proceedings on this Mortgage, and further waives and releases any and all benefits that may accrue to the Mortgagor by virtue of any law relating to appraisement, stay of execution or exemption of the Mortgaged Premises from levy or sale under execution, now or hereafter in force. A foreclosure sale shall constitute a foreclosure sale of all interest whatsoever of the Mortgagor in the Mortgaged Premises and the Mortgagee shall, if it is the purchaser at the sale, hold the Mortgaged Premises and any part thereof so purchased free of any equity of redemption by reason of any circumstances whatsoever and not as collateral for any obligation.

     Section 6. Severability. The provisions of this Mortgage are severable. In the event of the unenforceability or invalidity of any one or more of the terms, covenants, conditions, or provisions of this Mortgage under federal, state, or other applicable law, such unenforceability or invalidity shall not render any other of the terms, covenants, conditions, or provisions hereof unenforceable or invalid. In the event any waiver by Mortgagor hereunder is prohibited by law, including but not limited to the waiver of exemption from execution, such waiver shall be and deemed to be deleted herefrom.

     Section 7. WAIVER OF AUTOMATIC STAY. THE MORTGAGOR AGREES THAT, IN THE EVENT THAT THE MORTGAGOR OR ANY OF THE PERSONS, PARTIES, OR ENTITIES CONSTITUTING THE MORTGAGOR SHALL (I) FILE WITH ANY BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION UNDER THE BANKRUPTCY CODE; (II) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE; (III) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS; (IV) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, OR LIQUIDATOR; OR (V) BE THE SUBJECT OF ANY ORDER, JUDGMENT, OR DECREE ENTERED BY ANY COURT OF COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST SUCH PARTY FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR RELIEF FOR DEBTORS, THE MORTGAGEE SHALL THEREUPON BE ENTITLED, AND THE MORTGAGOR IRREVOCABLY CONSENTS TO, IMMEDIATE AND UNCONDITIONAL RELIEF FROM ANY AUTOMATIC STAY IMPOSED BY SECTION 362 OF THE BANKRUPTCY CODE, OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO THE MORTGAGEE AS PROVIDED FOR HEREIN, IN THE NOTE, OR IN ANY OTHER OF THE LOAN DOCUMENTS DELIVERED IN CONNECTION HEREWITH AND AS OTHERWISE PROVIDED BY LAW, AND THE MORTGAGOR HEREBY IRREVOCABLY WAIVES ANY RIGHT TO OBJECT TO SUCH RELIEF AND WILL NOT CONTEST ANY MOTION BY THE MORTGAGEE SEEKING RELIEF FROM THE AUTOMATIC STAY AND THE MORTGAGOR WILL COOPERATE WITH THE MORTGAGEE, IN ANY MANNER REQUESTED BY THE MORTGAGEE, IN ITS EFFORTS TO OBTAIN RELIEF FROM ANY SUCH STAY OR OTHER PROHIBITION.

     Section 8. WAIVER OF JURY TRIAL. THE MORTGAGOR HEREBY WAIVES ANY AND ALL RIGHTS THAT IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATE OF AMERICA OR ANY STATE TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN THE MORTGAGEE OR ITS SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS MORTGAGE, THE NOTE AND THE OTHER LOAN DOCUMENTS. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS,

AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDING.

     Section 9. SERVICE OF PROCESS. THE MORTGAGOR AGREES THAT SERVICE OF PROCESS IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS MORTGAGE OR THE RELATIONSHIP ESTABLISHED HEREUNDER MAY BE DULY EFFECTED UPON IT BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO THE MORTGAGOR AT THE ADDRESS SET FORTH HEREIN.

     Section  10.  Payment of  Attorneys'  Fees and  Costs.  If upon an Event of
Default: (i) this Mortgage or any Loan Document is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; (ii) an attorney is retained to represent Mortgagee in any bankruptcy, reorganization, receivership, or other proceeding affecting creditor's rights and involving a claim under this Mortgage or any of the Loan Documents; (iii) an attorney is retained to protect or enforce the lien of the Mortgage or any of the Loan Documents; or (iv) an attorney is retained to represent Mortgagee in any other proceeding whatsoever in connection with this Mortgage, any of the Loan Documents or any property subject thereto, then Mortgagor shall pay to Mortgagee all reasonable attorneys' fees, costs, expenses and disbursements incurred in connection therewith, in addition to all other amounts due hereunder.

     Section 11. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, the Mortgagee is hereby authorized at any time and from time to time, without notice to the Mortgagor (any such notice being expressly waived by the Mortgagor), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Mortgagee to or for the credit or the account of the Mortgagor and relating to the Loan, the Mortgaged Premises or the Loan Documents against any and all of the obligations of the Mortgagor now or hereafter existing under this Mortgage, the Note or any other Loan Document, irrespective of whether or not the Mortgagee shall have made any demand under this Mortgage, the Note or such other Loan Document and although such obligations may be unmatured. The Mortgagee agrees promptly to notify the Mortgagor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Mortgagee under this Section 11 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Mortgagee may have.

     Section 12. Counterparts. This Mortgage may be executed in any number of counterparts, each of which shall be deemed an original but such counterparts shall together constitute but one and the same instrument.

     Section 13. Performance. The Mortgagor shall perform and abide by the terms and covenants herein and the terms and covenants in the Note, all of which are made a part hereof as though set forth herein at length.

     Section 14. Law Governing. All the terms, conditions and covenants contained in this Mortgage shall be governed by and construed and interpreted in accordance with the laws of the State of New Jersey.

     Section 15. No Assignment. This Mortgage shall not be assigned by the Mortgagor without the prior express written consent of the Mortgagee.

     Section 16. Modifications in Writing. No provision of this Mortgage may be waived, changed, amended, modified or discharged orally and no executory agreement shall be effective to modify or discharge it in whole or in part, unless it is in writing and signed by the party against whom enforcement of the waiver, change, amendment, modification or discharge is sought. Any waiver by the Mortgagee or modification of the terms hereof shall be effective only in the specific instance and for the specific purpose for which given and, notwithstanding anything to the contrary herein, all such waivers and modifications may be given or withheld in the sole judgment of the Mortgagee.

     Section 17. Consent by Mortgagee. If the Mortgagor shall request the Mortgagee's consent or approval pursuant to any of the provisions of this Mortgage or otherwise, and the Mortgagee shall fail or refuse to give, or shall delay in giving, such consent or approval, the Mortgagor shall in no event (other than upon the willful misconduct or bad faith of Mortgagee) make, or be entitled to make, any claim for damages (nor shall the Mortgagor assert, or be entitled to assert, any such claim by way of defense, set-off, or counterclaim) based upon any claim or assertion by the Mortgagor that the Mortgagee unreasonably withheld or delayed its consent or approval, and the Mortgagor hereby waives any and all rights that it may have, from whatever source derived, to make or assert any such claim. The Mortgagor's sole remedy for any such failure, refusal, or delay shall be an action for a declaratory judgment, specific performance, or injunction, and such remedies shall be available only in those instances where the Mortgagee has expressly agreed in writing not to unreasonably withhold or delay its consent or approval or where, as a matter of law, the Mortgagee may not unreasonably withhold or delay the same.

     Section 18. Joint and Several Liability. If the Mortgagor consists of more than one Person, the obligations and liabilities of each such Person hereunder shall be joint and several.

     THE MORTGAGOR HEREBY DECLARES THAT THE MORTGAGOR HAS READ THIS MORTGAGE, HAS RECEIVED A COMPLETELY FILLED IN COPY OF IT WITHOUT CHARGE THEREFOR AND HAS SIGNED THIS MORTGAGE AS OF THE DATE AT THE TOP OF THE FIRST PAGE.

     IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage to be duly executed and delivered by its appropriate authorized corporate officers and its corporate seal to be hereunto affixed and attested, pursuant to the resolution of its Board of Directors, all on the day and year first above written.

ATTEST:                                  SUPREMA SPECIALTIES, INC.



-------------------
Steven Venechanos,
Secretary                                   President

                                  SCHEDULE "A"

                       ATTACHED TO AND MADE A PART OF THAT
                         CERTAIN MORTGAGE BY AND BETWEEN
                            SUPREMA SPECIALTIES, INC.
                                AS MORTGAGOR, AND
                                NATWEST BANK N.A.
                               AS MORTGAGEE, DATED
                                 MARCH 29, 1996

                        DESCRIPTION OF MORTGAGED PREMISES

STATE OF NEW JERSEY                 :
                                    :ss:
COUNTY OF MIDDLESEX                 :

     BE IT REMEMBERED, that on this 29th day of March, 1996, before me, the subscriber, an officer duly authorized pursuant to N.J.S.A. 46:14-6 to take acknowledgements for use in the State of New Jersey, personally appeared Mark Cocchiola, who I am satisfied is the person who executed the within Mortgage as the President of Suprema Specialties, Inc., the corporation named therein, and I having first known to him the contents thereof, he did thereupon acknowledge that the said Mortgage made by the said corporation and delivered by him as such officer, is the voluntary act and deed of said corporation, made by virtue of authority from its Board of Directors, for the uses and purposes therein expressed.

                                      Martin Luskin, Esq.,
                                      Attorney at law of the State of New Jersey